Dot Hill Historical Financial Results 2011- 1st Quarter 2014

About Non-GAAP Financial Measures
The Company's non-GAAP financial measures exclude the impact of stock-based compensation expense, intangible asset amortization, restructuring and severance charges, charges or credits for contingent consideration adjustments, gain from an insurance recovery, charges for impairment of goodwill, intangible, and other long-lived assets, contra-revenue charges from the extension of customer warrants, specific and significant warranty claims arising from a supplier's defective products, the impact of our discontinued AssuredUVS software business (ITC) which includes revenue, expenses, and acquisition charges, and the effects of foreign currency gains or losses. The non-GAAP financial measures include the recognition of revenues and directly related costs associated with long term AssuredVRA software contracts, which were deferred and amortized in the Company's GAAP financial statements. The Company used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for the Company's financial results in accordance with GAAP. A reconciliation of GAAP to non-GAAP measures is included with this document.

Dot Hill Unaudited Historical Non-GAAP Results from Q1 2011 through Q1 2014 - Income Statement and EBITDA*
Non-GAAP Income Statement
(In millions, except earnings per share)

	2011					2012					2013					2014
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1

Total Non-GAAP Revenue	$ 48.5	$ 52.5	$ 47.8	$ 48.0	$ 196.8	$ 54.6	$ 47.7	$ 48.2	$ 46.2	$ 196.7	$ 44.9	$ 51.2	$ 52.9	$ 59.7	$ 208.7	$ 48.9

Cost of Goods Sold	36.2	38.8	34.1	35.8	144.9	38.6	34.6	35.5	33.1	141.8	30.5	33.5	35.6	40.8	140.3	32.7
Gross Profit	$ 12.3	$ 13.7	$ 13.7	$ 12.2	$ 52.0	$ 16.0	$ 13.1	$ 12.7	$ 13.0	$ 54.9	$ 14.4	$ 17.8	$ 17.3	$ 18.9	$ 68.4	$ 16.2

Gross Margin %	25.3%	26.1%	28.6%	25.4%	26.4%	29.3%	27.4%	26.4%	28.3%	27.9%	32.1%	34.7%	32.8%	31.7%	32.8%	33.1%

Selling and Marketing	2.7	3.1	3.4	3.4	12.6	3.4	3.3	3.5	3.6	13.8	3.0	3.1	3.4	3.6	13.1	3.2
Research and Development	6.7	7.2	7.8	7.2	28.9	8.7	9.3	8.9	9.0	35.9	8.7	8.7	8.6	8.6	34.6	9.2
General and Administrative	1.9	1.7	2.0	1.7	7.3	2.2	2.1	1.9	2.1	8.3	2.6	2.4	2.4	2.6	10.0	2.8
Total Operating Expenses	$ 11.4	$ 12.0	$ 13.2	$ 12.3	$ 48.8	$ 14.2	$ 14.6	$ 14.2	$ 14.7	$ 57.8	$ 14.3	$ 14.2	$ 14.5	$ 14.8	$ 57.8	$ 15.1

Operating Income (Loss)	1.0	1.7	0.6	(0.1)	3.2	1.8	(1.5)	(1.5)	(1.7)	(3.0)	0.1	3.5	2.9	4.1	10.6	1.0

Total Other (Income) Expense and Income Tax Expense (Benefit)	0.1	0.1	0.1	(0.1)	0.2	(0.1)	0.4	0.2	0.3	0.8	0	0	0.1	(0.1)	0.1	0
Net Income (Loss)	$ 0.9	$ 1.6	$ 0.5	$ (0.1)	$ 3.0	$ 1.9	$ (1.9)	$ (1.7)	$ (2.0)	$ (3.7)	0.0	$ 3.5	$ 2.8	$ 4.2	$ 10.5	$ 1.0

Earnings (Loss) per Share**	$ 0.02	$ 0.03	$ 0.01	$ (0.00)	$ 0.05	$ 0.03	$ (0.03)	$ (0.03)	$ (0.03)	$ (0.06)	$ 0.00	$ 0.06	$ 0.05	$ 0.07	$ 0.18	$ 0.02

Weighted Average Shares Outstanding - Basic	54.3	54.7	55.2	55.4	54.9	56.0	56.9	57.3	57.5	57.0	58.0	58.4	58.7	58.9	58.5	59.7
Weighted Average Shares Outstanding - Diluted	55.6	56.0	55.7	55.4	55.5	56.6	56.9	57.3	57.5	57.0	58.5	58.8	60.1	60.9	59.2	63.9

EBITDA:
Non-GAAP Net Income (Loss) Before Tax	1.0	1.7	0.6	(0.1)	3.2	1.8	(1.5)	(1.5)	(1.7)	(3.0)	0.1	3.5	2.9	4.1	10.6	1.0
Depreciation Excluding AssuredUVS	0.4	0.5	1.1	0.2	2.2	0.5	0.6	0.6	0.7	2.5	0.7	0.8	0.9	0.8	3.1	1.0
Non-GAAP EBITDA	$ 1.4	$ 2.2	$ 1.7	$ 0.1	$ 5.4	$ 2.3	$ (0.9)	$ (0.9)	$ (1.0)	$ (0.4)	$ 0.8	$ 4.3	$ 3.7	$ 4.9	$ 13.7	$ 2.0

*Totals may not aggregate and percentages may not calculate due to rounding.
** Per share data may not always add to the total for the period because each figure is independently calculated.

Dot Hill Unaudited Historical Non-GAAP Results by Segment from Q1 2011 through Q1 2014*
(In millions, except earnings per share)

	2011					2012					2013					2014
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1

Revenue:
Total Server OEM	$ 40.8	$ 43.4	$ 37.5	$ 37.3	$ 159.0	$ 36.6	$ 37.1	$ 37.3	$ 34.5	$ 145.5	$ 30.8	$ 29.9	$ 35.4	$ 40.8	$ 137.0	$ 26.5
Total Vertical Markets	7.7	9.1	10.3	10.7	37.8	18.0	10.6	$ 10.9	11.7	51.2	14.1	21.3	17.5	18.9	71.8	22.4
Total Non-GAAP Revenue	$ 48.5	$ 52.5	$ 47.8	$ 48.0	$ 196.8	$ 54.6	$ 47.7	$ 48.2	$ 46.2	$ 196.7	$ 44.9	$ 51.2	$ 52.9	$ 59.7	$ 208.7	$ 48.9

Gross Profit:
Total Server OEM	$ 9.6	$ 10.3	$ 9.6	$ 8.9	$ 38.4	$ 10.4	$ 9.5	$ 8.8	$ 8.3	$ 37.0	$ 8.2	$ 8.6	$ 9.4	$ 11.6	$ 37.8	$ 6.5
Total Vertical Markets	2.8	3.5	4.1	3.3	13.6	5.6	3.6	4.0	4.7	17.9	6.2	9.2	7.9	7.3	30.6	9.7
Total Non-GAAP Gross Profit	$ 12.3	$ 13.7	$ 13.7	$ 12.2	$ 52.0	$ 16.0	$ 13.1	$ 12.7	$ 13.0	$ 54.9	$ 14.4	$ 17.8	$ 17.3	$ 18.9	$ 68.4	$ 16.2

Gross Margin %:
Total Server OEM	23.5%	23.7%	25.6%	23.9%	24.2%	28.4%	25.6%	23.6%	24.1%	25.4%	26.7%	28.6%	26.5%	28.4%	27.6%	24.4%
Total Vertical Markets	36.4%	38.5%	39.8%	30.8%	36.0%	31.1%	34.0%	36.7%	40.2%	34.9%	43.9%	43.2%	45.4%	38.7%	42.7%	43.4%
Total Non-GAAP Gross Margin %	25.3%	26.1%	28.6%	25.4%	26.4%	29.3%	27.4%	26.4%	28.3%	27.9%	32.1%	34.7%	32.8%	31.7%	32.8%	33.1%

Sales and Marketing:
Total Server OEM	$ 0.4	$ 0.5	$ 0.5	$ 0.5	$ 1.9	$ 0.5	$ 0.4	$ 0.4	$ 0.5	$ 1.9	$ 0.4	$ 0.6	$ 0.5	$ 0.6	$ 2.0	$ 0.5
Total Vertical Markets	1.9	2.2	2.3	2.4	8.8	2.3	2.3	2.4	2.7	9.6	2.0	2.0	2.3	2.3	8.6	2.2
Corporate	0.4	0.5	0.6	0.5	1.9	0.5	0.6	0.6	0.5	2.2	0.6	0.6	0.6	0.8	2.5	0.5
Total Sales and Marketing	$ 2.7	$ 3.1	$ 3.4	$ 3.4	$ 12.6	$ 3.4	$ 3.3	$ 3.5	$ 3.6	$ 13.8	$ 3.0	$ 3.1	$ 3.4	$ 3.6	$ 13.1	$ 3.2

Contribution Margin:
Total Server OEM	$ 9.2	$ 9.8	$ 9.1	$ 8.4	$ 36.5	$ 9.9	$ 9.1	$ 8.4	$ 7.8	$ 35.2	$ 7.8	$ 8.0	$ 8.9	$ 11.1	$ 35.8	$ 6.0
Total Vertical Markets	0.9	1.3	1.8	0.9	4.9	3.3	1.3	1.6	2.0	8.2	4.1	7.2	5.6	5.1	22.0	7.5
Corporate	(0.4)	(0.5)	(0.6)	(0.5)	(1.9)	(0.5)	(0.6)	(0.6)	(0.5)	(2.2)	(0.6)	(0.6)	(0.6)	(0.8)	(2.5)	(0.5)
Total Contribution Margin	$ 9.7	$ 10.6	$ 10.3	$ 8.8	$ 39.5	$ 12.7	$ 9.8	$ 9.4	$ 9.3	$ 41.2	$ 11.4	$ 14.6	$ 13.9	$ 15.4	$ 55.3	$ 13.0

Contribution Margin %:
Total Server OEM	22.5%	22.6%	24.3%	22.5%	23.0%	27.0%	24.5%	22.5%	22.6%	24.2%	25.4%	26.7%	25.2%	27.1%	26.1%	22.7%
Total Vertical Markets	11.7%	14.3%	17.5%	8.4%	13.0%	18.3%	12.3%	14.7%	17.1%	16.0%	29.4%	34.0%	32.0%	26.7%	30.7%	33.6%
Total Non-GAAP Contribution Margin %	20.0%	20.2%	21.5%	18.3%	20.1%	23.3%	20.5%	19.5%	20.1%	20.9%	25.4%	28.6%	26.3%	25.7%	26.5%	26.6%

Research and Development:
Corporate	6.7	7.2	7.8	7.2	28.9	8.7	9.3	8.9	9.0	35.9	8.7	8.7	8.6	8.6	34.6	9.2

General and Administrative:
Corporate	1.9	1.7	2.0	1.7	7.3	2.2	2.1	1.9	2.1	8.3	2.6	2.4	2.4	2.6	10.0	2.8

Operating Income (Loss):
Total Server OEM	$ 9.2	$ 9.8	$ 9.1	$ 8.4	$ 36.5	$ 9.9	$ 9.1	$ 8.4	$ 7.8	$ 35.2	$ 7.8	$ 8.0	$ 8.9	$ 11.1	$ 35.8	$ 6.0
Total Vertical Markets	0.9	1.3	1.8	0.9	4.9	3.3	1.3	1.6	2.0	8.2	4.1	7.2	5.6	5.1	22.0	7.5
Corporate	(9.0)	(9.3)	(10.3)	(9.4)	(38.1)	(11.4)	(11.9)	(11.4)	(11.5)	(46.4)	(11.9)	(11.7)	(11.6)	(12.0)	(47.2)	(12.5)
Total Operating Income (Loss)	$ 1.0	$ 1.7	$ 0.6	$ (0.1)	$ 3.2	$ 1.8	$ (1.5)	$ (1.5)	$ (1.7)	$ (3.0)	$ 0.1	$ 3.5	$ 2.9	$ 4.1	$ 10.6	$ 1.0

*Totals may not aggregate and percentages may not calculate due to rounding.

DOT HILL SYSTEMS CORP.
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES FOR SERVER OEM SEGMENT*
(In millions)

	2011					2012					2013					2014
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1
Server OEM net revenue from continuing operations	40.8	43.4	37.5	36.3	158	36.6	37.1	37.3	32.3	143.3	30.4	29.4	35.1	39.9	134.9	25.8
Long-term software contract royalties	0	0	0	0	0	0	0	0	2.1	2.1	0.4	0.6	0.3	0.9	2.2	0.7
Issuance of warrant to customer	0	0	0	1.0	1.0	0	0	0	0	0	0	0	0	0	0	0
Server OEM Non-GAAP net revenue	40.8	43.4	37.5	37.3	159.0	36.6	37.1	37.3	34.5	145.5	30.8	29.9	35.4	40.8	137.0	26.5

Server OEM gross profit from continuing operations	9.2	9.7	6.8	5.5	31.3	10.0	9.1	8.5	3.2	30.7	8.2	7.6	8.9	10.3	35.4	5.5
Server OEM gross margin % from continuing and discontinued operations	22.5%	22.4%	18.1%	15.2%	19.8%	27.3%	24.5%	22.8%	9.9%	21.4%	27.0%	25.9%	25.4%	25.8%	26.2%	21.3%
Stock-based compensation	0.1	0.3	0.2	0.1	0.7	0.1	0.1	0.1	0.1	0.5	0.1	0.1	0.1	0.1	0.2	0.1
Severance costs	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0.1
Power supply component failures	0	0	2.3	2.0	4.3	0	0	0	0	0	(0.8)	0	0	0.1	(0.7)	0
Long-term software contract royalties	0	0	0	0	0	0	0	0	2.1	2.1	0.4	0.6	0.3	0.9	2.2	0.7
Long-term software contract costs	0	0	0	0	0	0	0	0	2.9	2.9	0.3	0.1	0.1	0.1	0.5	0.1
Intangible asset amortization	0.3	0.3	0.3	0.3	1.1	0.3	0.3	0.2	0	0.8	0	0	0	0	0	0
Issuance of warrant to customer	0	0	0	1.0	1.0	0	0	0	0	0	0	0	0	0	0	0
Server OEM non-GAAP gross profit	9.6	10.3	9.6	8.9	38.4	10.4	9.5	8.8	8.3	37.0	8.2	8.6	9.4	11.6	37.8	6.5
Server OEM Non-GAAP gross margin %	23.5%	23.7%	25.6%	23.9%	24.2%	28.4%	25.6%	23.6%	24.1%	25.4%	26.7%	28.6%	26.5%	28.4%	27.6%	24.4%

Server OEM selling and marketing expenses from continuing operations	0.4	0.5	0.5	0.5	1.9	0.5	0.4	0.4	0.5	1.9	0.4	0.6	0.5	0.6	2.0	0.5
Server OEM selling and marketing contribution margin from continuing operations	9.2	9.8	9.1	8.4	36.5	9.9	9.1	8.4	7.8	35.1	7.7	7.8	8.8	10.9	35.3	6.0
Server OEM contribution % from continuing operations	22.5%	22.6%	24.3%	23.1%	23.1%	27.0%	24.5%	22.5%	24.1%	24.5%	25.3%	26.5%	25.1%	27.3%	26.2%	23.3%
Server OEM selling and marketing expenses from discontinued operations	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Server OEM selling and marketing expenses from continuing and discontinued operations	0.4	0.5	0.5	0.5	1.9	0.5	0.4	0.4	0.5	1.9	0.4	0.6	0.5	0.6	2.0	0.5
Stock-based compensation	0	(0.1)	0	0	(0.1)	0	0	0	0	(0.1)	0	0	0	0	(0.1)	0
Server OEM non-GAAP selling and marketing expenses	0.4	0.5	0.5	0.5	1.9	0.5	0.4	0.4	0.5	1.9	0.4	0.6	0.5	0.6	2.0	0.5
Server OEM non-GAAP contribution margin	9.2	9.8	9.1	8.4	36.5	9.9	9.1	8.4	7.8	35.2	7.8	8.0	8.9	11.1	35.8	6.0
Server OEM Non-GAAP contribution margin %	22.5%	22.6%	24.3%	22.5%	23.0%	27.0%	24.5%	22.5%	22.6%	24.2%	25.4%	26.7%	25.2%	27.1%	26.1%	22.7%

Server OEM operating income for continuing operations	8.8	9.1	6.3	5.0	29.3	9.5	8.7	8.1	2.7	28.7	7.7	7.0	8.3	9.7	33.0	5.0
Stock-based compensation	0.1	0.4	0.2	0.1	0.8	0.1	0.1	0.1	0.1	0.6	0.1	0.1	0.1	0.1	0.3	0.1
Severance costs	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0.1
Power supply component failures	0	0	2.3	2.0	4.3	0	0	0	0	0	(0.8)	0	0	0.1	(0.7)	0
Long-term software contract royalties	0	0	0	0	0	0	0	0	2.1	2.1	0.4	0.6	0.3	0.9	2.2	0.7
Long-term software contract costs	0	0	0	0	0	0	0	0	2.9	2.9	0.3	0.1	0.1	0.1	0.5	0.1
Intangible asset amortization	0.3	0.3	0.3	0.3	1.1	0.3	0.3	0.2	0	0.8	0	0	0	0	0	0
Issuance of warrant to customer	0	0	0	1.0	1.0	0	0	0	0	0	0	0	0	0	0	0
Server OEM non-GAAP operating income	$ 9.2	$ 9.8	$ 9.1	$ 8.4	$ 36.5	$ 9.9	$ 9.1	$ 8.4	$ 7.8	$ 35.2	$ 7.8	$ 8.0	$ 8.9	$ 11.1	$ 35.8	$ 6.0

*Totals may not aggregate and percentages may not calculate due to rounding.

DOT HILL SYSTEMS CORP.
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES FOR VERTICAL MARKETS SEGMENT*
(In millions)

	2011					2012					2013					2014
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1
Vertical Markets net revenue from continuing operations	7.7	9.1	10.3	10.7	37.8	18.0	10.6	10.9	11.7	51.2	14.1	21.3	17.5	18.9	71.8	22.4
Revenue from discontinued operations	0.6	0.7	0.3	0	1.6	0.1	0.1	0	0.1	0.4	0	0	0	0	0.1	0
Vertical Markets net revenue, from continuing and discontinued operations	8.4	9.8	10.6	10.7	39.5	18.1	10.7	10.9	11.8	51.6	14.1	21.3	17.5	18.9	71.8	22.4
AssuredUVS revenue	(0.6)	(0.7)	(0.3)	0	(1.6)	(0.1)	(0.1)	0	(0.1)	(0.4)	0	0	0	0	(0.1)	0
Vertical Markets Non-GAAP net revenue	7.7	9.1	10.3	10.7	37.8	18.0	10.6	10.9	11.7	51.2	14.1	21.3	17.5	18.9	71.8	22.4

Vertical Markets gross profit from continuing operations	2.7	3.4	4.9	3.0	14.0	5.6	3.6	3.8	4.7	17.7	6.3	9.3	8.0	7.4	30.7	9.7
Vertical Markets gross margin % from continuing operations	35.1%	37.4%	47.6%	28.0%	37.0%	31.1%	34.0%	34.9%	40.2%	34.6%	44.7%	43.7%	45.7%	39.2%	42.8%	43.3%
Vertical Markets gross profit from discontinued operations	0.2	0.1	(3.7)	(0.2)	(3.7)	(0.4)	(1.7)	0	0	(2.1)	(0.1)	0	0	0	(0.1)	0
Vertical Markets gross profit from continuing and discontinued operations	2.9	3.5	1.2	2.8	10.3	5.2	1.9	3.8	4.7	15.6	6.1	9.3	8.0	7.4	30.6	9.7
Vertical Markets gross margin % from continuing and discontinued operations	34.5%	35.7%	11.3%	26.2%	26.1%	28.7%	17.8%	34.9%	39.8%	30.2%	43.3%	43.7%	45.7%	39.2%	42.6%	43.3%
Stock-based compensation	0	0	0.1	0.1	0.1	0.1	0.1	0	0	0.1	0	0	0	0	0.1	0
Severance costs	0	0	0	0	0	0	0	0.1	0	0.1	0	0	0	0	0	0
AssuredUVS revenue	(0.6)	(0.7)	(0.3)	0	(1.6)	(0.1)	(0.1)	0	(0.1)	(0.4)	0	0	0	0	(0.1)	0
AssuredUVS expenses	0.2	0.4	0.5	0.3	1.4	0.4	0.1	0.1	0.1	0.7	0.1	0	0	0	0.1	0
Intangible asset impairment	0	0	0	0	0	0	1.6	0	0	1.6	0	0	0	0	0	0
Intangible asset amortization	0.2	0.2	0.2	0.2	1.0	0.1	0	0	0	0.2	0	0	0	0	0	0
Gain from insurance recovery	0	0	(0.6)	0	(0.6)	0	0	0	0	0	0	0	0	0	0	0
Long-lived asset impairment	0	0	2.9	0	2.9	0	0	0	0	0	0	0	0	0	0	0
Vertical Markets non-GAAP gross profit	2.8	3.5	4.1	3.3	13.6	5.6	3.6	4.0	4.7	17.9	6.2	9.2	7.9	7.3	30.6	9.7
Vertical Markets Non-GAAP gross margin %	36.4%	38.5%	39.8%	30.8%	36.0%	31.1%	34.0%	36.7%	40.2%	34.9%	43.9%	43.2%	45.4%	38.7%	42.7%	43.4%

Vertical Markets selling and marketing expenses from continuing operations	2.0	2.3	2.4	2.4	9.0	2.3	2.3	2.4	2.7	9.8	2.0	2.0	2.3	2.3	8.7	2.3
Vertical Markets selling and marketing contribution margin from continuing operations	0.7	1.1	2.5	0.6	5.0	3.3	1.3	1.4	2.0	7.9	4.3	7.3	5.7	5.1	22.0	7.4
Vertical Markets contribution % from continuing operations	9.1%	12.1%	24.3%	5.6%	13.2%	18.3%	12.3%	12.8%	17.1%	15.4%	30.5%	34.3%	32.6%	27.0%	30.6%	33.0%
Vertical Markets selling and marketing expenses from discontinued operations	0.2	0.3	0.1	0.1	0.7	0.1	0	0	0	0.1	0	0	0	0	0	0
Vertical Markets selling and marketing expenses from continuing and discontinued operations	2.2	2.6	2.5	2.5	9.7	2.4	2.3	2.4	2.7	9.9	2.0	2.0	2.3	2.3	8.7	2.3
Stock-based compensation	(0.1)	(0.1)	(0.1)	0	(0.2)	0	0	0	0	(0.2)	0	0	0	0	(0.1)	0
AssuredUVS expenses	(0.2)	(0.3)	(0.1)	(0.1)	(0.7)	(0.1)	0	0	0	(0.1)	0	0	0	0	0	0
Vertical Markets non-GAAP selling and marketing expenses	1.9	2.2	2.3	2.4	8.8	2.3	2.3	2.4	2.7	9.6	2.0	2.0	2.3	2.3	8.6	2.2
Vertical Markets non-GAAP contribution margin	0.9	1.3	1.8	0.9	4.9	3.3	1.3	1.6	2.0	8.2	4.1	7.2	5.6	5.1	22.0	7.5
Vertical Markets Non-GAAP contribution margin %	11.7%	14.3%	17.5%	8.4%	13.0%	18.3%	12.3%	14.7%	17.1%	16.0%	29.4%	34.0%	32.0%	26.7%	30.7%	33.6%

Vertical Markets operating income for continuing operations	0.7	1.1	2.5	0.6	5.0	3.3	1.3	1.4	2.0	7.9	4.3	7.3	5.7	5.1	22.0	7.4
Vertical Markets operating loss for discontinued continuing operations	0	(0.2)	(3.8)	(0.3)	(4.4)	(0.5)	(1.7)	0	0	(2.2)	(0.1)	0	0	0	(0.1)	0
Vertical Markets operating income (loss) for continuing and discontinued operations	0.7	0.9	(1.3)	0.3	0.6	2.8	(0.4)	1.4	2.0	5.7	4.2	7.3	5.7	5.1	21.9	7.4
Stock-based compensation	0.1	0.1	0.2	0.1	0.3	0.1	0.1	0	0	0.3	0	0	0	0	0.2	0
Severance costs	0	0	0	0	0	0	0	0.1	0	0.1	0	0	0	0	0	0
AssuredUVS revenue	(0.6)	(0.7)	(0.3)	0	(1.6)	(0.1)	(0.1)	0	(0.1)	(0.4)	0	0	0	0	(0.1)	0
AssuredUVS expenses	0.4	0.7	1.0	0.1	2.1	0.5	0.2	0	0.1	0.8	0.1	0	0	0	0.2	0
Intangible asset impairment	0	0	0	0	0	0	1.6	0	0	1.6	0	0	0	0	0	0
Intangible asset amortization	0.2	0.2	0.2	0.2	1.0	0.1	0	0	0	0.2	0	0	0	0	0	0
Gain from insurance recovery	0	0	(0.6)	0	(0.6)	0	0	0	0	0	0	0	0	0	0	0
Long-lived asset impairment	0	0	2.9	0	2.9	0	0	0	0	0	0	0	0	0	0	0
Vertical Markets non-GAAP operating income	0.9	1.3	1.8	0.9	4.9	3.3	1.3	1.6	2.0	8.2	4.1	7.2	5.6	5.1	22.0	7.5

*Totals may not aggregate and percentages may not calculate due to rounding.

DOT HILL SYSTEMS CORP.
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES FOR CORPORATE SEGMENT*
(In millions)

	2011					2012					2013					2014
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1
Corporate selling and marketing expenses from continuing operations	0.4	0.6	0.7	0.5	2.1	0.5	0.6	0.6	0.5	2.3	0.6	0.6	0.6	0.8	2.6	0.5
Corporate contribution margin from continuing operations	(0.4)	(0.6)	(0.7)	(0.5)	(2.1)	(0.5)	(0.6)	(0.6)	(0.5)	(2.3)	(0.6)	(0.6)	(0.6)	(0.8)	(2.6)	(0.5)
Stock-based compensation	0	0	(0.1)	0.1	(0.2)	(0.2)	(0.2)	(0.1)	(0.1)	(0.2)	(0.1)	(0.1)	(0.1)	(0.1)	(0.2)	0
Severance costs	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	(0.1)
Corporate non-GAAP selling and marketing expenses	$ 0.4	0.5	0.6	0.5	1.9	0.5	0.6	0.6	0.5	2.2	0.6	0.6	0.6	0.8	2.5	0.5
Corporate non-GAAP contribution margin	(0.4)	(0.5)	(0.6)	(0.5)	(1.9)	(0.5)	(0.6)	(0.6)	(0.5)	(2.2)	(0.6)	(0.6)	(0.6)	(0.8)	(2.5)	(0.5)
Corporate Non-GAAP contribution margin %	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Corporate expenses from continuing operations (Research & Development and General & Administrative)	9.1	10.0	10.4	10.9	40.6	12.2	11.9	11.4	8.8	44.0	12.0	11.7	11.6	11.9	47.1	12.4
Corporate expenses from discontinued operations	1.2	1.4	6.1	0.6	9.2	1.5	0.4	0.2	0.1	2.3	0.3	0	0	0	0.4	0
Corporate expenses from continuing and discontinued operations	10.3	11.4	16.4	11.5	49.8	13.7	12.3	11.7	8.9	46.3	12.3	11.7	11.6	12.0	47.5	12.4
Currency (loss) gain	(0.1)	0	0.5	(0.1)	0.3	(0.4)	0	0.1	(0.3)	(0.6)	(0.3)	0	0	(0.2)	(0.5)	0.1
Stock-based compensation	(0.6)	(1.2)	(1.0)	(1.3)	(4.1)	(0.8)	(0.6)	(0.7)	(0.5)	(2.6)	(0.5)	(0.5)	(0.4)	(0.6)	(2.0)	(0.5)
AssuredUVS expenses	(1.1)	(1.2)	(1.3)	(1.1)	(4.7)	(0.9)	(0.2)	(0.3)	(0.1)	(1.5)	(0.4)	0	0	0	(0.4)	0
Long-term software contract deferred costs	0	0	0	0	0	0	0	0	3.6	3.6	0.4	0	0	0	0.4	0
Restructuring (charge) recoveries	0	0	(0.7)	0	(0.7)	(0.6)	(0.1)	0.1	(0.1)	(0.6)	0	0	0	0	0	0
Goodwill impairment	0	0	(4.1)	0	(4.1)	0	0	0	0	0	0	0	0	0	0	0
Severance costs	0	0	(0.1)	0	(0.1)	0	0	0	(0.2)	(0.3)	(0.1)	0	0	0	(0.1)	0
Non-GAAP corporate expenses	8.6	8.9	9.8	8.9	36.2	10.9	11.4	10.8	11.1	44.2	11.3	11.1	11.0	11.2	44.6	12.0

Corporate operating loss for continuing operations	(9.5)	$ (10.6)	$ (11.1)	$ (11.4)	$ (42.7)	$ (12.7)	$ (12.5)	$ (12.0)	$ (9.3)	$ (46.3)	$ (12.6)	$ (12.3)	$ (12.2)	$ (12.7)	$ (49.7)	$ (12.9)
Corporate operating loss from discontinued operations	(1.2)	(1.4)	(6.1)	(0.6)	(9.2)	(1.5)	(0.4)	(0.2)	(0.1)	(2.3)	(0.3)	0	0	0	(0.4)	0
Corporate operating loss from continuing and discontinued operations	(10.7)	(12.0)	(17.2)	(12.0)	(51.9)	(14.2)	(12.9)	(12.2)	(9.4)	(48.6)	(12.9)	(12.3)	(12.2)	(12.7)	(50.1)	(12.9)
Currency (gain) loss	0.1	0	(0.5)	0.1	(0.3)	0.4	0	(0.1)	0.3	0.6	0.3	0	0	0.2	0.5	(0.1)
Stock-based compensation	0.6	1.2	1.0	1.3	4.1	0.8	0.6	0.7	0.5	2.6	0.5	0.5	0.4	0.6	2.0	0.5
AssuredUVS expenses	1.1	1.2	1.3	1.1	4.7	0.9	0.2	0.3	0.1	1.5	0.4	0	0	0	0.4	0
Long-term software contract deferred costs	0	0	0	0	0	0	0	0	(3.6)	(3.6)	(0.4)	0	0	0	(0.4)	0
Restructuring (charge) recoveries	0	0	0.7	0	0.7	0.6	0.1	(0.1)	0.1	0.6	0	0	0	0	0	0
Goodwill impairment	0	0	4.1	0	4.1	0	0	0	0	0	0	0	0	0	0	0
Severance costs	0	0	0	0	0.1	0	0	0	0.2	0.3	0.1	0	0	0	0.1	0.1
Corporate non-GAAP operating loss	$ (9.0)	$ (9.3)	$ (10.3)	$ (9.4)	$ (38.1)	$ (11.4)	$ (11.9)	$ (11.4)	$ (11.5)	$ (46.4)	$ (11.9)	$ (11.7)	$ (11.6)	$ (12.0)	$ (47.2)	$ (12.5)

*Totals may not aggregate and percentages may not calculate due to rounding.

Dot Hill Unaudited Historical Results from Q1 2011 through Q1 2014 - Selected Balance Sheet Amounts and Metrics*
(In millions)

	2011				2012				2013				2014
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1

Cash and Cash Equivalents	$ 46.3	$ 46.5	$ 45.7	$ 46.2	$ 41.4	$ 40.5	$ 40.5	$ 40.3	$ 40.3	$ 40.4	$ 40.4	$ 40.4	$ 40.3
Credit Facility Borrowings	0	0	0	0	0	0	1.8	2.8	2.8	2.1	0	2.0	0
Other Short-term Notes Payable	0.3	0.2	0.1	0.1	0	0	0	0	0	0	0	0	0
Net Cash	$ 46.0	$ 46.3	$ 45.6	$ 46.1	$ 41.4	$ 40.5	$ 38.7	$ 37.5	$ 37.5	$ 38.3	$ 40.4	$ 38.4	$ 40.3

Accounts Receivable	27.2	30.9	25.0	31.7	35.1	27.1	28.3	25.0	22.5	29.1	30.1	42.9	33.7
Inventory	5.2	5.3	5.2	5.3	4.8	4.7	5.4	5.0	4.9	4.2	6.4	6.5	7.7
Accounts Payable	22.3	25.4	20.8	31.4	36.7	23.0	27.2	22.7	23.1	24.5	27.2	33.3	26.3

*Totals may not aggregate due to rounding.

Dot Hill Historical Results from Q1 2011 through Q1 2014 - Net Revenue and Gross Margin %*
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES
(In millions)

	2011					2012					2013					2014
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1

GAAP net revenue from continuing operations	$ 48.5	$ 52.5	$ 47.8	$ 47.0	$ 195.8	$ 54.6	$ 47.7	$ 48.2	$ 44.0	$ 194.6	$ 44.5	$ 50.7	$ 52.6	$ 58.8	$ 206.6	$ 48.2
Revenue from discontinued operations	0.6	0.7	0.3	0	1.6	0.1	0.1	0	0.1	0.3	0	0	0	0	0.1	0
Net revenue, from continuing and discontinued operations	$ 49.2	$ 53.2	$ 48.1	$ 47.0	$ 197.5	$ 54.7	$ 47.8	$ 48.2	$ 44.1	$ 194.9	$ 44.5	$ 50.7	$ 52.6	$ 58.8	$ 206.6	$ 48.2
AssuredUVS revenue	(0.6)	(0.7)	(0.3)	0	(1.6)	(0.1)	(0.1)	0	(0.1)	(0.3)	0	0	0		(0.1)	0
Long-term software contract royalties	0	0	0	0	0	0	0	0	2.1	2.1	0.4	0.6	0.3	0.9	2.2	0.7
Issuance of warrant to customer	0	0	0	1.0	1.0	0	0	0	0	0	0	0	0		0	0
Non-GAAP net revenue	$ 48.5	$ 52.5	$ 47.8	$ 48.0	$ 196.8	$ 54.6	$ 47.7	$ 48.2	$ 46.2	$ 196.7	$ 44.9	$ 51.2	$ 52.9	$ 59.7	$ 208.7	$ 48.9

GAAP gross profit from continuing operations	$ 11.9	$ 13.1	$ 11.4	$ 8.8	$ 45.3	$ 15.6	$ 12.7	$ 12.2	$ 7.9	$ 48.4	$ 14.4	$ 17.0	$ 16.9	$ 17.8	$ 66.1	$ 15.3
Gross margin % from continuing operations	24.3%	25.0%	23.9%	18.7%	23.1%	28.5%	26.5%	25.3%	17.9%	24.9%	32.5%	33.6%	32.1%	30.2%	32.0%	31.7%
Gross profit from discontinued operations	0.2	0.1	(3.4)	(0.5)	(3.6)	(0.4)	(1.7)	0	0	(2.1)	(0.1)	0	0	0	(0.1)	0
Gross profit from continuing and discontinued operations	12.1	13.2	8.0	8.3	41.6	15.2	11.0	12.2	7.9	46.2	14.3	17.0	16.9	17.8	66.0	15.3
Gross margin % from continuing and discontinued operations	24.6%	24.8%	16.6%	17.7%	21.1%	27.7%	22.9%	25.3%	17.8%	23.7%	32.2%	33.6%	32.1%	30.2%	31.9%	31.7%
Stock-based compensation	0.1	0.3	0.3	0.2	0.8	0.2	0.2	0.1	0.1	0.6	0.1	0.1	0.1	0.1	0.3	0.1
Severance costs	0	0	0	0	0	0	0	0.1	0	0.1	0	0	0	0	0	0.1
Issuance of warrant to customer	0	0	0	1.0	1.0	0	0	0	0	0	0	0	0	0	0	0
Gain from insurance recovery	0	0	(0.6)	0	(0.6)	0	0	0	0	0	0	0	0	0	0	0
Power supply component failures	0	0	2.3	2.0	4.3	0	0	0	0	0	(0.8)	0	0	0.1	(0.7)	0
AssuredUVS cost of goods sold, less AssuredUVS revenue	(0.4)	(0.3)	0.3	0.3	(0.2)	0.2	0.1	0	0	0.3	0.1	0	0	0	0.1	0
Long-term software contract royalties	0	0	0	0	0	0	0	0	2.1	2.1	0.4	0.6	0.3	0.9	2.2	0.7
Long-term software contract costs	0	0	0	0	0	0	0	0	2.9	2.9	0.3	0.1	0.1	0.1	0.5	0.1
Intangible asset impairment	0	0	2.9	0	2.9	0	1.6	0	0	1.6	0	0	0		0	0
Intangible asset amortization	0.5	0.5	0.5	0.5	2.0	0.4	0.3	0.2	0	0.9	0	0	0		0	0
Non-GAAP gross profit	$ 12.3	$ 13.7	$ 13.7	$ 12.2	$ 52.0	$ 16.0	$ 13.1	$ 12.7	$ 13.0	$ 54.9	$ 14.4	17.8	17.3	18.9	$ 68.4	$ 16.2
Non-GAAP gross margin %	25.3%	26.1%	28.6%	25.4%	26.4%	29.3%	27.4%	26.4%	28.3%	27.9%	32.1%	34.7%	32.8%	31.7%	32.8%	33.1%

*Totals may not aggregate and percentages may not calculate due to rounding.

Dot Hill Historical Results from Q1 2011 through Q1 2014 - Operating Expenses*
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES
(In millions)

	2011					2012					2013					2014
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1

GAAP operating expenses from continuing operations	$ 11.9	$ 13.4	$ 14.6	$ 13.7	$ 53.6	$ 15.5	$ 15.2	$ 14.8	$ 12.5	$ 58.0	$ 15.0	$ 14.9	$ 15.0	$ 15.6	$ 60.4	$ 15.7
Operating expenses from discontinued operations	1.4	1.7	5.5	1.3	9.9	1.6	0.4	0.2	0.1	2.4	0.3	0	0	0	0.4	0
Operating expenses from continuing and discontinued operations	$ 13.3	$ 15.1	$ 20.1	$ 15.0	$ 63.5	$ 17.1	$ 15.6	$ 15.1	$ 12.6	$ 60.4	$ 15.3	$ 14.9	$ 15.0	$ 15.7	$ 60.8	$ 15.7
Currency (loss) gain	(0.1)	0	0.5	(0.1)	0.3	(0.4)	0	0.1	(0.3)	(0.6)	(0.3)	0	0	(0.2)	(0.5)	0.1
Stock-based compensation	(0.7)	(1.4)	(1.2)	(1.2)	(4.6)	(1.0)	(0.8)	(0.8)	(0.6)	(3.1)	(0.6)	(0.6)	(0.5)	(0.7)	(2.4)	(0.5)
AssuredUVS expenses	(1.3)	(1.5)	(1.4)	(1.2)	(5.4)	(1.0)	(0.2)	(0.3)	(0.1)	(1.6)	(0.4)	0	0	0	(0.4)	0
Goodwill impairment	0	0	(4.1)	0	(4.1)	0	0	0	0	0	0	0	0	0	0	0
Long-term software contract deferred costs	0	0	0	0	0	0	0	0	3.6	3.6	0.4	0	0	0	0.4	0
Restructuring (charge) recoveries	0	0	(0.7)	0	(0.7)	(0.6)	(0.1)	0.1	(0.1)	(0.6)	0	0	0	0	0	0
Severance costs	0	0	(0.1)	0	(0.1)	0	0	0	(0.2)	(0.3)	(0.1)	0	0	0	(0.1)	(0.1)
Non-GAAP operating expenses	$ 11.4	$ 12.0	$ 13.2	$ 12.3	$ 48.8	$ 14.2	$ 14.6	$ 14.2	$ 14.7	$ 57.8	$ 14.3	$ 14.2	$ 14.5	$ 14.8	$ 57.8	$ 15.1

*Totals may not aggregate due to rounding.

Dot Hill Historical Results from Q1 2011 through Q1 2014 - Net Income (Loss)*
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES
(In millions)

	2011					2012					2013					2014
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1

GAAP net income (loss) from continuing operations	$ (0.1)	$ (0.3)	$ (3.3)	$ (4.8)	$ (8.5)	$ 0.1	$ (2.9)	$ (2.8)	$ (4.9)	$ (10.5)	$ (0.6)	$ 2.1	$ 1.8	$ 2.2	$ 5.5	$ (0.4)
Net loss from discontinued operations	(1.2)	(1.6)	(8.9)	(1.8)	(13.5)	(2.0)	(2.1)	(0.2)	(0.1)	(4.4)	(0.4)	0	0	0	(0.5)	0
Net income (loss) from continuing and discontinued operations	$ (1.3)	$ (1.9)	$ (12.2)	$ (6.6)	$ (22.0)	$ (1.9)	$ (5.0)	$ (3.0)	$ (5.0)	$ (14.9)	$ (1.0)	$ 2.1	$ 1.8	$ 2.2	$ 5.1	$ (0.4)
Currency loss (gain)	0.1	0	(0.5)	0.1	(0.3)	0.4	0	(0.1)	0.3	0.6	0.3	0	0	0.2	0.5	(0.1)
Stock-based compensation	0.8	1.7	1.5	1.4	5.4	1.1	0.9	0.9	0.8	3.7	0.7	0.7	0.6	0.8	2.7	0.6
Issuance of warrant to customer	0	0	0	1.0	1.0	0	0	0	0	0	0	0	0	0	0	0
Restructuring charge (recoveries)	0	0	0.7	0	0.7	0.6	0.1	(0.1)	0.1	0.6	0	0	0	0	0	0
Intangible asset amortization	0.5	0.5	0.5	0.5	2.0	0.4	0.3	0.2	0	1.0	0	0	0	0	0	0
Gain from insurance recovery	0	0	(0.6)	0	(0.6)	0	0	0	0	0	0	0	0	0	0	0
Power supply component failures	0	0	2.3	2.0	4.3	0	0	0	0	0	(0.8)	0	0	0.1	(0.7)	0
AssuredUVS expenses, less AssuredUVS revenue	0.9	1.2	1.6	1.5	5.2	1.2	0.2	0.3	0.1	1.9	0.5	0	0	0	0.5	0
Long-term software contract royalties	0	0	0	0	0	0	0	0	2.1	2.1	0.4	0.6	0.3	0.9	2.2	0.7
Long-term software contract costs	0	0	0	0	0	0	0	0	2.9	2.9	0.3	0.1	0.1	0.1	0.5	0.1
Long-term software contract deferred costs	0	0	0	0	0	0	0	0	(3.6)	(3.6)	(0.4)	0	0	0	(0.4)	0
Intangible asset impairment	0	0	2.9	0	2.9	0	1.6	0	0	1.6	0	0	0	0	0	0
Goodwill impairment	0	0	4.1	0	4.1	0	0	0	0	0	0	0	0	0	0	0
Severance costs	0	0	0.1	0	0.1	0	0	0.1	0.2	0.3	0.1	0	0	0	0.1	0.2
Non-GAAP net income (loss)	$ 0.9	$ 1.6	$ 0.5	$ (0.1)	$ 3.0	$ 1.9	$ (1.9)	$ (1.7)	$ (2.0)	$ (3.7)	$ 0.0	$ 3.5	$ 2.8	$ 4.2	$ 10.5	$ 1.0

*Totals may not aggregate due to rounding.

Dot Hill Historical Results from Q1 2011 through Q1 2014 - Earnings (Loss) per Share*
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES

	2011					2012					2013					2014
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1

GAAP earnings (loss) per share from continuing operations	0	$ (0.01)	$ (0.06)	$ (0.09)	$ (0.16)	0	$ (0.05)	$ (0.05)	$ (0.08)	$ (0.18)	$ (0.01)	0.04	$ 0.03	$ 0.04	$ 0.09	$ (0.01)
Loss per share from discontinued operations	(0.02)	(0.03)	(0.16)	(0.03)	(0.24)	(0.04)	(0.04)	0	0	(0.08)	(0.01)	0	0	0	(0.01)	0
Earnings (loss) per share from continuing and discontinued operations	$ (0.02)	$ (0.04)	$ (0.22)	$ (0.12)	$ (0.40)	$ (0.04)	$ (0.09)	$ (0.05)	$ (0.09)	$ (0.26)	$ (0.02)	$ 0.04	$ 0.03	$ 0.04	$ 0.09	$ (0.01)
Currency loss (gain)	0	0	(0.01)	0	(0.01)	0.01	0	0	0.01	0.01	0.01	0	0	0	0.01	0
Intangible asset amortization	0.01	0.01	0.01	0.01	0.04	0.01	0.01	0	0	0.02	0	0	0	0	0	0
Stock-based compensation	0.01	0.03	0.03	0.03	0.10	0.02	0.02	0.02	0.01	0.06	0.01	0.01	0.01	0.01	0.05	0.01
AssuredUVS expenses less AssuredUVS revenue	0.02	0.02	0.03	0.03	0.09	0.02	0	0.01	0	0.03	0.01	0	0	0	0.01	0
Long-term software contract royalties	0	0	0	0	0	0	0	0	0.04	0.04	0.01	0.01	0	0.02	0.04	0.01
Long-term software contract costs	0	0	0	0	0	0	0	0	0.05	0.05	0	0	0	0	0.01	0
Long-term software contract deferred costs	0	0	0	0	0	0	0	0	(0.06)	(0.06)	(0.01)	0	0	0	(0.01)	0
Restructuring charge (recoveries)	0	0	0.01	0	0.01	0	0	0	0	0.01	0	0	0	0	0	0
Intangible impairment	0	0	0.05	0	0.05	0	0.03	0	0	0.03	0	0	0	0	0	0
Goodwill impairment	0	0	0.07	0	0.07	0	0	0	0	0	0	0	0	0	0	0
Power supply component failures	0	0	0.04	0.04	0.08	0	0	0	0	0	(0.01)	0	0	0	(0.01)	0
Other adjustments	0	0.01	0	0.01	0.02	0	0	(0.01)	0.01	0.01	0	0	0.01	0	(0.01)	0.01
Non-GAAP earnings (loss) per share	$ 0.02	$ 0.03	$ 0.01	$ (0.00)	$ 0.05	$ 0.03	$ (0.03)	$ (0.03)	$ (0.03)	$ (0.06)	$ 0.00	$ 0.06	$ 0.05	$ 0.07	$ 0.18	$ 0.02

Weighted average shares used to calculate earnings (loss) per share:
Basic	54.3	54.7	55.2	55.4	54.9	56.0	56.9	57.3	57.5	57.0	58.0	58.4	58.7	58.9	58.5	59.7
Diluted	55.6	56.0	55.7	55.4	55.5	56.6	56.9	57.3	57.5	57.0	58.5	58.8	60.1	60.9	59.2	63.9

*Totals may not aggregate due to rounding.